SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2007
Universal Display Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-12031	23-2372688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Phillips Boulevard
Ewing, New Jersey	08618

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 671-0980
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On December 18, 2007, the Registrant’s Board of Directors (the “Board”) appointed Sherwin I. Seligsohn, the Registrant’s Chief Executive Officer and Chairman of the Board, effective January 1, 2008, to serve in the newly created officer position of “Founder and Chairman of the Board.” This position has the following duties and responsibilities: to provide the Board, the Company and the other officers of the Company, based on his good judgment and long experience in overseeing entrepreneurial businesses, with strategic leadership, broad-based vision and high-level substantive advice respecting the Company’s business operations.
     In connection with his being named the Founder and Chairman of the Board, Mr. Seligsohn will be resigning his position as Chief Executive Officer of the Registrant, effective January 1, 2008. Steven V. Abramson, the Registrant’s President and Chief Operating Officer, was named the President and Chief Executive Officer of the Registrant, effective January 1, 2008, and the position of Chief Operating Officer will at such time be eliminated.
     These appointments did not alter the compensation of the above-named individuals for 2007.
     (c) See the information set forth in clause (b) above.

ITEM 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
     On December 18, 2007, the Board approved and adopted an amendment to the Amended and Restated Articles of Incorporation of the Registrant (the “Amendment”), authorizing the Registrant to issue uncertificated shares. The Amendment was passed to allow the Registrant to issue shares through the Direct Registration System (“DRS”), as required by the rules of the NASDAQ Global Market. DRS allows shareholders to hold shares of the Registrant’s securities registered in their names without the issuance of physical stock certificates and to transfer electronically shares of the Registrant’s securities to broker-dealers in order to effect transactions without the need to transfer physical stock certificates.
     Also on December 18, 2007, the Board approved and adopted a Statement with Respect to Shares (the “Statement”), pursuant to which all 5,000 shares of the Registrant’s preferred stock previously designated as Series C-1 Convertible Preferred Stock and all 5,000 shares of the Registrant’s preferred stock previously designated Series D Convertible Preferred Stock, none of which were outstanding, were undesignated and returned to the status of authorized but unissued shares of undesignated preferred stock of the Registrant.
     The Amendment and the Statement were effective upon filing with the Department of State of the Commonwealth of Pennsylvania on December 20, 2007.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit
3.1	Amendment to the Amended and Restated Articles of Incorporation of Universal Display Corporation

Exhibit Number	Exhibit
3.2	Statement with Respect to Series C-1 Preferred Shares of Universal Display Corporation

3.3	Statement with Respect to Series D Preferred Shares of Universal Display Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION
By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: December 21, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amendment to the Amended and Restated Articles of Incorporation of Universal Display Corporation

3.2	Statement with Respect to Series C-1 Preferred Shares of Universal Display Corporation

3.3	Statement with Respect to Series D Preferred Shares of Universal Display Corporation